UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: November 30, 2014

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	November 30, 2014

WESTERN ASSET

GLOBAL GOVERNMENT

BOND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consisting of current income and capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Global Government Bond Fund for the six-month reporting period ended November 30, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

December 26, 2014

II	Western Asset Global Government Bond Fund

Investment commentary

Economic review

Despite weakness in early 2014, the U.S. economy expanded at a strong pace during the six months ended November 30, 2014 (the “reporting period”). The U.S. Department of Commerce reported that in the fourth quarter of 2013, U.S. gross domestic product (“GDP”)i growth was 3.5%. Severe winter weather then played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014; this was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending and nonresidential and residential fixed investment. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%. The rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. After the reporting period ended, the Department of Commerce reported that third quarter GDP growth was 5.0%, driven by contributions from PCE, exports, nonresidential fixed investment and government spending and the strongest reading for GDP growth since the third quarter of 2003.

The U.S. manufacturing sector continued to support the economy. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 55.3 in June 2014, the PMI generally rose over the next three months, reaching a high of 59.0 in August, its best reading since March 2011. While PMI dipped to 56.6 in September, it rose back to 59.0 in October and was 58.7 in November.

The improving U.S. job market was one of the factors supporting the overall economy during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.1%. After ticking up to 6.2% in July 2014, unemployment then generally declined throughout the remainder of the reporting period and reached a low of 5.8% in October and November 2014, the lowest level since July 2008.

Growth outside the U.S. was mixed. In its October 2014 World Economic Outlook, the International Monetary Fund (“IMF”) said “Despite setbacks, an uneven global recovery continues. In advanced economies, the legacies of the pre-crisis boom and the subsequent crisis, including high private and public debt, still cast a shadow on the recovery. Emerging markets are adjusting to rates of economic growth lower than those reached in the pre-crisis boom and the post-crisis recovery.” From a regional perspective, the IMF forecasts 2014 growth will be 0.8% in the Eurozone, versus -0.4% in 2013. Japan’s economy is projected to expand 0.9% in 2014, compared to 1.5% in 2013. Elsewhere the IMF projects that overall growth in emerging market countries will decelerate in 2014, with expected growth of 4.4% versus 4.7% in 2013.

Western Asset Global Government Bond Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also ended its asset purchase program that was announced in December 2012. At that time, the Fed said it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, prior to the beginning of the reporting period, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. At its meeting that ended on October 29, 2014, the Fed announced that its asset purchase program had concluded. Finally, on December 17, 2014, after the reporting period ended, the Fed said that “Based on its current assessment, the Committee judges that it can be patient... to maintain the 0 to 1/4 percent target range for the federal funds rate for a considerable time...”

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In November 2013, before the beginning of the reporting period, the ECB cut rates from 0.50% to a new record low of 0.25%. On June 5, 2014, the ECB made a number of additional moves in an attempt to support the region’s economy and ward off deflation: The ECB reduced rates to a new low of 0.15% and announced it would charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” was aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. On September 4, 2014, the ECB reduced rates to yet another record low of 0.05% and it began charging commercial banks 0.20% to keep money at the ECB. Furthermore, the ECB started purchasing securitized loans and covered bonds in October 2014. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases by between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China cut the rate to 5.6% on November 21, 2014 in an effort to stimulate growth.

IV	Western Asset Global Government Bond Fund

Q. Did Treasury yields trend higher or lower during the six months ended November 30, 2014?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury was 0.37%. It fell as low as 0.34% on October 15, 2014, and was as high as 0.59% in mid-September 2014, before ending the period at 0.47%. The yield on the ten-year Treasury began the period at 2.48%. It peaked at 2.66% on June 17, 2014 and fell as low as 2.15% on October 15, 2014 and ended the period at 2.18%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generated positive results during the reporting period. Spread sectors generated positive results in June 2014 as intermediate- and long-term interest rates declined and investor demand was solid. Performance fluctuated with investor sentiment over the last five months of the reporting period given uncertainties regarding future Fed monetary policy, concerns over global growth and a host of escalating geopolitical issues. The overall bond market, as measured by the Barclays U.S. Aggregate Indexvi, gained 1.91% during the six months ended November 30, 2014.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii gained 0.18% during the six months ended November 30, 2014. The asset class posted positive returns during each of the first three months covered by the reporting period. Demand was strong overall as investors looked to generate incremental yield in the low interest rate environment. However, the asset class experienced a sharp selloff in September, triggered by a number of factors, including rising U.S. interest rates, expectations for future Fed rate hikes, concerns over global growth and weak investor demand.

Performance review

For the six months ended November 30, 2014, Class I shares of Western Asset Global Government Bond Fund returned 3.41%. The Fund’s unmanaged benchmark, Citigroup World Government Bond Index (Unhedged)viii returned -3.82% for the same period. Lipper International Income Funds Category Average1 returned -2.14% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 136 funds in the Fund’s Lipper category, and excluding sales charges.

Western Asset Global Government Bond Fund	V

Investment commentary (cont’d)

Performance Snapshot as of November 30, 2014 (unaudited)
(excluding sales charges)	6 months
Western Asset Global Government Bond Fund:
Class A	3.21%
Class C	2.85%
Class R	3.21%
Class I	3.41%
Citigroup World Government Bond Index (Unhedged)	-3.82%
Lipper International Income Funds Category Average[1]	-2.14%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended November 30, 2014 for Class A, Class C, Class R and Class I shares were 2.80%, 2.03%, 2.50% and 3.23%, respectively. Absent fee waivers and/ or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class R and Class I shares would have been 2.17%, 1.29%, 1.54% and 2.58%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2014, the gross total annual operating expense ratios for Class A, Class C, Class R and Class I shares were 1.80%, 2.39%, 2.03% and 1.26%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets is not expected to exceed 0.95% for Class A shares, 1.70% for Class C shares, 1.20% for Class R shares and 0.65% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 136 funds in the Fund’s Lipper category, and excluding sales charges.

VI	Western Asset Global Government Bond Fund

in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

December 26, 2014

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. The Fund is “non-diversified,” which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Western Asset Global Government Bond Fund	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii

The Citigroup World Government Bond Index (“WGBI”) (Unhedged) is a market-capitalization-weighted index consisting of the government bond markets of 23 countries,which includes Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, Malaysia, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland,the United Kingdom and the United States.

VIII	Western Asset Global Government Bond Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2014 and May 31, 2014 and does not include derivatives such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Global Government Bond Fund 2014 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2014 and held for the six months ended November 30, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	3.21%	$1,000.00	$1,032.10	0.95%	$4.84	Class A	5.00%	$1,000.00	$1,020.31	0.95%	$4.81
Class C	2.85	1,000.00	1,028.50	1.70	8.64	Class C	5.00	1,000.00	1,016.55	1.70	8.59
Class R	3.21	1,000.00	1,032.10	1.20	6.11	Class R	5.00	1,000.00	1,019.05	1.20	6.07
Class I	3.41	1,000.00	1,034.10	0.65	3.31	Class I	5.00	1,000.00	1,021.81	0.65	3.29

2	Western Asset Global Government Bond Fund 2014 Semi-Annual Report

[1]	For the six months ended November 30, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

Western Asset Global Government Bond Fund 2014 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — November 30, 2014

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Citigroup World Government Bond Index (Unhedged)
EM	— Emerging Markets
WA Global Govt.	— Western Asset Global Government Bond Fund

4	Western Asset Global Government Bond Fund 2014 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — November 30, 2014

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Citigroup World Government Bond Index (Unhedged)
EM	— Emerging Markets
WA Global Govt.	— Western Asset Global Government Bond Fund

Western Asset Global Government Bond Fund 2014 Semi-Annual Report	5

Schedule of investments (unaudited)

November 30, 2014

Western Asset Global Government Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 82.9%
Hungary — 8.9%
Republic of Hungary, Bonds	5.500%	6/24/25	413,890,000	HUF	$1,962,064
Italy — 9.9%
Italy Buoni Poliennali Del Tesoro, Bonds	5.000%	9/1/40	620,000	EUR	986,972	(a)
Italy Buoni Poliennali Del Tesoro, Senior Bonds	4.500%	3/1/24	800,000	EUR	1,212,334
Total Italy					2,199,306
Malaysia — 5.8%
Federation of Malaysia, Senior Bonds	4.012%	9/15/17	4,300,000	MYR	1,283,229
Mexico — 14.6%
United Mexican States, Bonds	8.000%	6/11/20	29,820,000	MXN	2,433,444
United Mexican States, Bonds	8.500%	11/18/38	6,590,000	MXN	574,636
United Mexican States, Bonds	7.750%	11/13/42	2,783,000	MXN	225,835
Total Mexico					3,233,915
New Zealand — 5.1%
Republic of New Zealand, Senior Bonds	3.000%	4/15/20	1,510,000	NZD	1,139,972	(a)
Philippines — 5.9%
Republic of the Philippines, Senior Bonds	3.900%	11/26/22	60,000,000	PHP	1,312,771
Poland — 5.4%
Republic of Poland, Bonds	4.000%	10/25/23	3,503,000	PLN	1,185,762
South Africa — 3.1%
Republic of South Africa, Senior Notes	5.875%	9/16/25	600,000		685,500
South Korea — 21.5%
Republic of Korea, Senior Bonds	5.750%	9/10/18	3,452,210,000	KRW	3,517,818
Republic of Korea, Senior Bonds	4.250%	6/10/21	1,221,790,000	KRW	1,226,568
Total South Korea					4,744,386
Turkey — 2.7%
Republic of Turkey, Bonds	9.500%	1/12/22	1,190,000	TRY	587,929
Total Sovereign Bonds (Cost — $18,601,947)					18,334,834
Corporate Bonds & Notes — 1.9%
Energy — 1.9%
Oil, Gas & Consumable Fuels — 1.9%
Ecopetrol SA, Senior Bonds	4.125%	1/16/25	60,000		58,500
Ecopetrol SA, Senior Notes	5.875%	9/18/23	103,000		112,270
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	230,000		235,713
Total Corporate Bonds & Notes (Cost — $394,531)					406,483

See Notes to Financial Statements.

6	Western Asset Global Government Bond Fund 2014 Semi-Annual Report

Western Asset Global Government Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Non-U.S. Treasury Inflation Protected Securities — 8.1%
Brazil — 8.1%
Federative Republic of Brazil, Notes (Cost — $1,918,270)	6.000%	8/15/50	4,401,678	BRL	$1,789,411
Total Investments — 92.9% (Cost — $20,914,748#)					20,530,728
Other Assets in Excess of Liabilities — 7.1%					1,577,395
Total Net Assets — 100.0%					$22,108,123

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
BRL	— Brazilian Real
EUR	— Euro
HUF	— Hungarian Forint
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NZD	— New Zealand Dollar
PHP	— Philippine Peso
PLN	— Polish Zloty
TRY	— Turkish Lira

Summary of Investments by Country* (unaudited)
South Korea	23.1%
Mexico	15.7
Italy	10.7
Brazil	9.9
Hungary	9.6
Philippines	6.4
Malaysia	6.2
Poland	5.8
New Zealand	5.6
South Africa	3.3
Turkey	2.9
Colombia	0.8
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of November 30, 2014 and are subject to change.

See Notes to Financial Statements.

Western Asset Global Government Bond Fund 2014 Semi-Annual Report	7

Statement of assets and liabilities (unaudited)

November 30, 2014

Assets:
Investments, at value (Cost — $20,914,748)	$20,530,728
Foreign currency, at value (Cost — $454,668)	440,669
Cash	306,791
Unrealized appreciation on forward foreign currency contracts	512,320
Interest receivable	328,528
Foreign currency collateral for open futures contracts, at value (Cost — $167,863)	166,588
Receivable for Fund shares sold	35,975
Deposits with brokers for open futures contracts	7,329
Receivable from investment manager	3,946
Prepaid expenses	28,015
Total Assets	22,360,889

Liabilities:
Unrealized depreciation on forward foreign currency contracts	123,401
Payable to broker — variation margin on open futures contracts	65,859
Directors’ fees payable	261
Service and/or distribution fees payable	54
Payable for Fund shares repurchased	5
Accrued expenses	63,186
Total Liabilities	252,766
Total Net Assets	$22,108,123

Net Assets:
Par value (Note 7)	$2,423
Paid-in capital in excess of par value	23,892,411
Undistributed net investment income	7,640
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions	(1,707,353)
Net unrealized depreciation on investments, futures contracts and foreign currencies	(86,998)
Total Net Assets	$22,108,123

See Notes to Financial Statements.

8	Western Asset Global Government Bond Fund 2014 Semi-Annual Report

Shares Outstanding:
Class A	23,114
Class C	1,155
Class R	1,161
Class I	2,397,905

Net Asset Value:
Class A (and redemption price)	$9.11
Class C*	$9.02
Class R (and redemption price)	$9.11
Class I (and redemption price)	$9.12
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$9.51

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Global Government Bond Fund 2014 Semi-Annual Report	9

Statement of operations (unaudited)

For the Six Months Ended November 30, 2014

Investment Income:
Interest	$545,369
Less: Foreign taxes withheld	(18,568)
Total Investment Income	526,801

Expenses:
Investment management fee (Note 2)	54,048
Registration fees	35,532
Audit and tax fees	20,240
Custody fees	13,021
Shareholder reports	10,555
Fund accounting fees	9,398
Transfer agent fees (Note 5)	5,266
Insurance	881
Directors’ fees	667
Service and/or distribution fees (Notes 2 and 5)	247
Legal fees	236
Miscellaneous expenses	2,342
Total Expenses	152,433
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(74,075)
Net Expenses	78,358
Net Investment Income	448,443

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(459,803)	[1]
Futures contracts	(114,433)
Written options	9,962
Foreign currency transactions	1,096,688
Net Realized Gain	532,414
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(563,972)
Futures contracts	(32,506)
Foreign currencies	399,921
Change in Net Unrealized Appreciation (Depreciation)	(196,557)
Net Gain on Investments, Futures Contracts, Written Options and Foreign Currency Transactions	335,857
Increase in Net Assets from Operations	$784,300

[1]	Net of foreign capital gains of $5,858.

See Notes to Financial Statements.

10	Western Asset Global Government Bond Fund 2014 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended November 30, 2014 (unaudited), the Period Ended May 31, 2014 and the Year Ended December 31, 2013	2014	2014[1]	2013

Operations:
Net investment income	$448,443	$496,566	$1,733,553
Net realized gain (loss)	532,414	(1,334,363)	(1,688,797)
Change in net unrealized appreciation (depreciation)	(196,557)	2,105,105	(2,912,658)
Increase (Decrease) in Net Assets From Operations	784,300	1,267,308	(2,867,902)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(105,974)	(57,042)	(1,355,101)
Net realized gains	—	—	(323,669)
Decrease in Net Assets From Distributions to Shareholders	(105,974)	(57,042)	(1,678,770)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,446,625	1,378,567	9,916,856
Reinvestment of distributions	77,627	39,814	1,029,783
Cost of shares repurchased	(4,483,200)	(8,893,753)	(42,034,784)
Decrease in Net Assets From Fund Share Transactions	(2,958,948)	(7,475,372)	(31,088,145)
Decrease in Net Assets	(2,280,622)	(6,265,106)	(35,634,817)

Net Assets:
Beginning of period	24,388,745	30,653,851	66,288,668
End of period*	$22,108,123	$24,388,745	$30,653,851
*Includes undistributed (overdistributed) net investment income, respectively, of:	$7,640	$(334,829)	$(774,353)

[1]	For the period January 1, 2014 through May 31, 2014.

See Notes to Financial Statements.

Western Asset Global Government Bond Fund 2014 Semi-Annual Report	11

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class A Shares[1]	2014[2]	2014[3]	2013[4]	2012[5]

Net asset value, beginning of period	$8.86	$8.45	$9.32	$9.56

Income (loss) from operations:
Net investment income	0.15	0.15	0.29	0.16
Net realized and unrealized gain (loss)	0.13	0.28	(0.88)	0.28
Total income (loss) from operations	0.28	0.43	(0.59)	0.44

Less distributions from:
Net investment income	(0.03)	(0.02)	(0.22)	(0.68)
Net realized gains	—	—	(0.06)	—
Total distributions	(0.03)	(0.02)	(0.28)	(0.68)

Net asset value, end of period	$9.11	$8.86	$8.45	$9.32
Total return[6]	3.21%	5.06%	(6.34)%	4.77%

Net assets, end of period (000s)	$211	$105	$134	$11

Ratios to average net assets:
Gross expenses	1.75%[7]	1.92%[7]	1.49%	1.35%[7]
Net expenses[8,9,10]	0.95 [7]	0.95 [7]	0.95	0.95 [7]
Net investment income	3.40 [7]	4.12 [7]	3.38	2.45 [7]

Portfolio turnover rate	92%	59%	97%	219%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2014 (unaudited).

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]	For the period April 30, 2012 (inception date) to December 31, 2012.

[6]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

See Notes to Financial Statements.

12	Western Asset Global Government Bond Fund 2014 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class C Shares[1]	2014[2]	2014[3]	2013[4]	2012[5]

Net asset value, beginning of period	$8.78	$8.40	$9.29	$9.56

Income (loss) from operations:
Net investment income	0.12	0.12	0.23	0.14
Net realized and unrealized gain (loss)	0.13	0.28	(0.90)	0.26
Total income (loss) from operations	0.25	0.40	(0.67)	0.40

Less distributions from:
Net investment income	(0.01)	(0.02)	(0.16)	(0.67)
Net realized gains	—	—	(0.06)	—
Total distributions	(0.01)	(0.02)	(0.22)	(0.67)

Net asset value, end of period	$9.02	$8.78	$8.40	$9.29
Total return[6]	2.85%	4.73%	(7.24)%	4.26%

Net assets, end of period (000s)	$10	$10	$10	$43

Ratios to average net assets:
Gross expenses	2.38%[7]	2.78%[7]	2.50%	2.18%[7]
Net expenses[8,9,10]	1.70 [7]	1.70 [7]	1.70	1.69 [7]
Net investment income	2.70 [7]	3.39 [7]	2.48	2.20 [7]

Portfolio turnover rate	92%	59%	97%	219%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2014 (unaudited).

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]	For the period April 30, 2012 (inception date) to December 31, 2012.

[6]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 1.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

See Notes to Financial Statements.

Western Asset Global Government Bond Fund 2014 Semi-Annual Report	13

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class R Shares[1]	2014[2]	2014[3]	2013[4]	2012[5]

Net asset value, beginning of period	$8.85	$8.46	$9.32	$9.56

Income (loss) from operations:
Net investment income	0.14	0.14	0.27	0.14
Net realized and unrealized gain (loss)	0.14	0.27	(0.87)	0.29
Total income (loss) from operations	0.28	0.41	(0.60)	0.43

Less distributions from:
Net investment income	(0.02)	(0.02)	(0.20)	(0.67)
Net realized gains	—	—	(0.06)	—
Total distributions	(0.02)	(0.02)	(0.26)	(0.67)

Net asset value, end of period	$9.11	$8.85	$8.46	$9.32
Total return[6]	3.21%	4.81%	(6.53)%	4.60%

Net assets, end of period (000s)	$11	$11	$10	$10

Ratios to average net assets:
Gross expenses	2.06%[7]	2.11%[7]	1.92%	1.60%[7]
Net expenses[8,9,10]	1.20 [7]	1.20 [7]	1.20	1.19 [7]
Net investment income	3.19 [7]	3.89 [7]	3.07	2.21 [7]

Portfolio turnover rate	92%	59%	97%	219%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2014 (unaudited).

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]	For the period April 30, 2012 (inception date) to December 31, 2012.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

See Notes to Financial Statements.

14	Western Asset Global Government Bond Fund 2014 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class I Shares[1,2]	2014[3]	2014[4]	2013[5]	2012[5]	2011[5]	2010[5]

Net asset value, beginning of period	$8.86	$8.45	$9.32	$9.25	$9.60	$9.14

Income (loss) from operations:
Net investment income	0.17	0.16	0.33	0.23	0.24	0.25
Net realized and unrealized gain (loss)	0.13	0.27	(0.89)	0.54	(0.14)	0.33
Total income (loss) from operations	0.30	0.43	(0.56)	0.77	0.10	0.58

Less distributions from:
Net investment income	(0.04)	(0.02)	(0.25)	(0.70)	(0.45)	(0.11)
Net realized gains	—	—	(0.06)	—	(0.00) [6]	(0.01)
Total distributions	(0.04)	(0.02)	(0.31)	(0.70)	(0.45)	(0.12)

Net asset value, end of period	$9.12	$8.86	$8.45	$9.32	$9.25	$9.60
Total return[7]	3.41%	5.08%	(6.03)%	8.51%	1.03%	6.28%

Net assets, end of period (000s)	$21,876	$24,263	$30,500	$66,225	$89,467	$76,609

Ratios to average net assets:
Gross expenses	1.27%[8]	1.32%[8]	1.03%[9]	0.76%	0.76%	0.78%
Net expenses[10,11]	0.65 [8,12]	0.65 [8,12]	0.65 [9,12]	0.67 [12]	0.72	0.74
Net investment income	3.74 [8]	4.43 [8]	3.62	2.38	2.48	2.59

Portfolio turnover rate	92%	59%	97%	219%	132%	92%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended November 30, 2014 (unaudited).

[4]	For the period January 1, 2014 through May 31, 2014.

[5]	For the year ended December 31.

[6]	Amount represents less than $0.01 per share.

[7]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[12]

Effective May 1, 2012, as a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class I shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent. Prior to May 1, 2012, the investment manager had contractually agreed to waive fees and/or reimburse operating expenses at an annual rate of 0.04%.

See Notes to Financial Statements.

Western Asset Global Government Bond Fund 2014 Semi-Annual Report	15

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Global Government Bond Fund (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

16	Western Asset Global Government Bond Fund 2014 Semi-Annual Report

Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Global Government Bond Fund 2014 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$18,334,834	—	$18,334,834
Corporate bonds & notes	—	406,483	—	406,483
Non-U.S. Treasury inflation protected securities	—	1,789,411	—	1,789,411
Total investments	—	$20,530,728	—	$20,530,728
Other financial instruments:
Futures contracts	$30,684	—	—	$30,684
Forward foreign currency contracts	—	$512,320	—	512,320
Total other financial instruments	$30,684	$512,320	—	$543,004
Total	$30,684	$21,043,048	—	$21,073,732

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$96,133	—	—	$96,133
Forward foreign currency contracts	—	$123,401	—	123,401
Total	$96,133	$123,401	—	$219,534

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

18	Western Asset Global Government Bond Fund 2014 Semi-Annual Report

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security

Western Asset Global Government Bond Fund 2014 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(g) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

20	Western Asset Global Government Bond Fund 2014 Semi-Annual Report

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were

Western Asset Global Government Bond Fund 2014 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of November 30, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $123,401. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

22	Western Asset Global Government Bond Fund 2014 Semi-Annual Report

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company Limited (“Western Asset Limited”) is the subadviser. Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) share advisory responsibilities with Western Asset Limited. LMPFA, Western Asset Limited, Western Singapore and Western Japan are wholly owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

The investment manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total operating expenses are not expected to exceed 0.95%, 1.70%, 1.20% and 0.65% for Class A, Class C, Class R and Class I shares,

Western Asset Global Government Bond Fund 2014 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

respectively. These arrangements cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

During the six months ended November 30, 2014, fees waived and/or expenses reimbursed amounted to $74,075.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at November 30, 2014, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class R	Class I
Expires May 31, 2015	$575	$256	$74	$181,136
Expires May 31, 2016	447	44	40	74,447
Expires May 31, 2017	539	35	47	73,454
Total fee waivers/expense reimbursements subject to recapture	$1,561	$335	$161	$329,037

For the six months ended November 30, 2014, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended November 30, 2014, LMIS and its affiliates did not receive any sales charges on sales of the Fund’s Class A shares. In addition, there were no CDSCs paid to LMIS and its affiliates for the six months ended November 30, 2014.

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

24	Western Asset Global Government Bond Fund 2014 Semi-Annual Report

3. Investments

During the six months ended November 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$19,899,224
Sales	20,349,656

At November 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$352,339
Gross unrealized depreciation	(736,359)
Net unrealized depreciation	$(384,020)

At November 30, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Euro BTP	5	12/14	$803,080	$833,236	$30,156
U.S. Treasury 10-Year Notes	1	3/15	126,519	127,047	528
					30,684
Contracts to Sell:
Euro-Bund	19	12/14	3,515,033	3,611,166	(96,133)
Net unrealized depreciation on open futures contracts					$(65,449)

During the six months ended November 30, 2014, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of May 31, 2014	—	—
Options written	588,000	$9,962
Options closed	—	—
Options exercised	—	—
Options expired	(588,000)	(9,962)
Written options, outstanding as of November 30, 2014	—	—

At November 30, 2014 , the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	351,076	BRL	899,000	Barclays Bank PLC	1/27/15	$7,323
BRL	4,927,000	USD	1,932,915	Citibank, N.A.	1/27/15	(48,964)
USD	2,391,163	BRL	6,124,246	Citibank, N.A.	1/27/15	49,417
IDR	1,063,400,000	USD	87,150	Deutsche Bank AG	1/27/15	(816)
INR	104,319,095	USD	1,670,442	Deutsche Bank AG	1/27/15	(8,996)

Western Asset Global Government Bond Fund 2014 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	218,693	BRL	559,000	Deutsche Bank AG	1/27/15	$4,946
USD	5,039,657	KRW	5,330,949,071	Deutsche Bank AG	1/27/15	239,762
USD	187,836	KRW	201,398,000	Deutsche Bank AG	1/27/15	6,501
CNY	7,940,000	USD	1,289,526	HSBC Bank USA, N.A.	1/27/15	(5,122)
USD	1,289,694	CNY	7,940,000	HSBC Bank USA, N.A.	1/27/15	5,290
USD	514,402	INR	32,145,000	JPMorgan Chase & Co.	1/27/15	2,443
USD	1,349,169	MYR	4,432,694	JPMorgan Chase & Co.	1/27/15	44,284
USD	1,330,377	PHP	60,000,000	Deutsche Bank AG	2/5/15	(1,704)
EUR	30,000	USD	37,601	Barclays Bank PLC	2/13/15	(278)
USD	475,247	CAD	541,905	Barclays Bank PLC	2/13/15	2,163
EUR	30,000	USD	37,441	Citibank, N.A.	2/13/15	(118)
USD	1,970,761	EUR	1,574,595	Citibank, N.A.	2/13/15	11,817
USD	1,650,260	EUR	1,320,000	Credit Suisse London	2/13/15	8,056
USD	63,539	GBP	40,000	Credit Suisse London	2/13/15	1,090
USD	1,354,655	JPY	154,866,000	Credit Suisse London	2/13/15	48,906
AUD	407,548	USD	348,765	Deutsche Bank AG	2/13/15	(3,792)
CAD	3,100,326	USD	2,714,581	Deutsche Bank AG	2/13/15	(7,985)
EUR	926,729	USD	1,159,644	Deutsche Bank AG	2/13/15	(6,706)
USD	501,706	JPY	57,448,600	Deutsche Bank AG	2/13/15	17,330
USD	1,922,354	MXN	26,256,476	Deutsche Bank AG	2/13/15	43,274
USD	87,527	SEK	645,049	Deutsche Bank AG	2/13/15	1,003
USD	45,635	SGD	59,000	Deutsche Bank AG	2/13/15	413
EUR	337,754	USD	422,591	JPMorgan Chase & Co.	2/13/15	(2,394)
JPY	7,020,000	USD	61,344	JPMorgan Chase & Co.	2/13/15	(2,155)
SEK	811,688	USD	110,229	JPMorgan Chase & Co.	2/13/15	(1,352)
USD	350,416	AUD	409,174	JPMorgan Chase & Co.	2/13/15	4,067
USD	2,247,266	CAD	2,572,234	JPMorgan Chase & Co.	2/13/15	1,696
USD	228,000	GBP	143,205	JPMorgan Chase & Co.	2/13/15	4,427
USD	691,079	HUF	171,546,414	JPMorgan Chase & Co.	2/13/15	(3,453)
USD	1,176,509	HUF	291,963,576	JPMorgan Chase & Co.	2/13/15	(5,551)
USD	1,113,459	NZD	1,450,000	JPMorgan Chase & Co.	2/13/15	(15,983)
USD	108,815	PLN	368,958	JPMorgan Chase & Co.	2/13/15	(476)
USD	580,234	TRY	1,324,000	JPMorgan Chase & Co.	2/13/15	(7,556)
USD	2,458,978	EUR	1,970,000	UBS AG London	2/13/15	8,112
Total						$388,919

26	Western Asset Global Government Bond Fund 2014 Semi-Annual Report

Abbreviations used in this table:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CNY	— Yuan Renminbi
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MYR	— Malaysian Ringgit
MXN	— Mexican Peso
NZD	— New Zealand Dollar
PHP	— Philippine Peso
PLN	— Polish Zloty
SEK	— Swedish Krona
SGD	— Singapore Dollar
TRY	— Turkish Lira
USD	— United States Dollar

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2014.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$30,684	—	$30,684
Forward foreign currency contracts	—	$512,320	512,320
Total	$30,684	$512,320	$543,004

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$96,133	—	$96,133
Forward foreign currency contracts	—	$123,401	123,401
Total	$96,133	$123,401	$219,534

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information

Western Asset Global Government Bond Fund 2014 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[1]	—	$(7,015)	$(7,015)
Written options	—	9,962	9,962
Futures contracts	$(114,433)	—	(114,433)
Forward foreign currency contracts[2]	—	1,180,748	1,180,748
Total	$(114,433)	$1,183,695	$1,069,262

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(32,506)	—	$(32,506)
Forward foreign currency contracts[1]	—	$410,342	410,342
Total	$(32,506)	$410,342	$377,836

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the six months ended November 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$2,068
Written options†	240
Futures contracts (to buy)	968,974
Futures contracts (to sell)	3,852,146
Forward foreign currency contracts (to buy)	18,966,297
Forward foreign currency contracts (to sell)	36,727,547

†	At November 30, 2014, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at November 30, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$512,320	—	$512,320

28	Western Asset Global Government Bond Fund 2014 Semi-Annual Report

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at November 30, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Futures contracts[4]	$65,859	$(65,859)	—
Forward foreign currency contracts	123,401	—	$123,401
Total	$189,260	$(65,859)	$123,401

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A, Class C and Class R shares calculated at an annual rate of 0.25%, 1.00% and 0.50% of the average daily net assets of each respective class. Service and distribution fees are accrued daily and paid monthly.

For the six months ended November 30, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$169	$178
Class C	51	8
Class R	27	18
Class I	—	5,062
Total	$247	$5,266

For the six months ended November 30, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$539
Class C	35
Class R	47
Class I	73,454
Total	$74,075

Western Asset Global Government Bond Fund 2014 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

6. Distributions to shareholders by class

	Six Months Ended November 30, 2014	Period Ended May 31, 2014†	Year Ended December 31, 2013
Net Investment Income:
Class A	$529	$200	$2,791
Class C	12	20	682
Class R	27	21	229
Class I	105,406	56,801	1,351,399
Total	$105,974	$57,042	$1,355,101

Net Realized Gains:
Class A	—	—	$910
Class C	—	—	310
Class R	—	—	69
Class I	—	—	322,380
Total	—	—	$323,669

†	For the period January 1, 2014 through May 31, 2014.

7. Capital shares

At November 30, 2014, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Six Months Ended November 30, 2014		Period Ended May 31, 2014†		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Shares sold	11,431	$102,590	—	—	22,824	$208,956
Shares issued on reinvestment	60	529	24	$200	392	3,377
Shares repurchased	(256)	(2,303)	(3,991)	(33,708)	(8,494)	(72,861)
Net increase (decrease)	11,235	$100,816	(3,967)	$(33,508)	14,722	$139,472

Class C
Shares sold	—	—	—	—	1,627	$15,000
Shares issued on reinvestment	1	$12	3	$20	114	993
Shares repurchased	—	—	—	—	(5,218)	(45,063)
Net increase (decrease)	1	$12	3	$20	(3,477)	$(29,070)

Class R
Shares sold	17	$147	43	$370	56	$492
Shares issued on reinvestment	3	27	3	21	34	297
Shares repurchased	(115)	(1,035)	(1)	(4)	(1)	(9)
Net increase (decrease)	(95)	$(861)	45	$387	89	$780

Class I
Shares sold	150,162	$1,343,888	160,079	$1,378,197	1,039,951	$9,692,408
Shares issued on reinvestment	8,688	77,059	4,601	39,573	116,590	1,025,116
Shares repurchased	(498,322)	(4,479,862)	(1,037,001)	(8,860,041)	(4,655,675)	(41,916,851)
Net decrease	(339,472)	$(3,058,915)	(872,321)	$(7,442,271)	(3,499,134)	$(31,199,327)

†	For the period January 1, 2014 through May 31, 2014.

30	Western Asset Global Government Bond Fund 2014 Semi-Annual Report

8. Deferred capital losses

As of May 31, 2014, the Fund had deferred capital losses of $588,007, which have no expiration date that will be available to offset future taxable capital gains.

Western Asset Global Government Bond Fund 2014 Semi-Annual Report	31

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreements between LMPFA and Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan,” and each of Western Japan, Western Singapore and WAML, a “Non-U.S. Adviser,” and together, “Western Asset International”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 9, 2014 and October 21, 2014. At a meeting held on November 18, 2014, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

In connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset Management Company (“Western Asset) with respect to the Western Asset organization as a whole when considering the approval of the Investment Advisory Agreements between LMPFA and the Non-U.S. Advisers with respect to the Fund. The Directors also noted that the Fund does not pay any management fees directly to the Non-U.S. Advisers because LMPFA pays the Non-U.S. Advisers for services provided to the Fund out of the management fee LMPFA receives from the Fund.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset, relevant investment advisory personnel and representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Non-U.S. Advisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Non-U.S. Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Non-U.S. Advisers to attract and retain capable research and

32	Western Asset Global Government Bond Fund

advisory personnel; the capability and integrity of the Non-U.S. Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Non-U.S. Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or a Non-U.S. Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Non-U.S. Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and each of the Non-U.S. Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three-, five- and ten-year periods ended August 31, 2014. In that connection, the Directors noted that the performance of the Fund exceeded its peer average performance for the one-, three- and ten-year periods, but was lower than its peer average for the five-year period. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to the Non-U.S. Advisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Non-U.S. Advisers’ other clients, including separate accounts managed by one or more of the Non-U.S. Advisers. The Directors observed that the management fee paid by the Fund to LMPFA was lower than the average of the fees paid by funds in its peer group and that total expenses for the Fund were lower than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Non-U.S. Advisers for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Non-U.S. Advisers with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Non-U.S. Advisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and the Non-U.S. Advisers, including, among others, the profitability of the relationship to LMPFA and the Non-U.S. Advisers; the direct and indirect benefits that LMPFA and each Non-U.S. Adviser may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, the Non-U.S. Advisers and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and each

Western Asset Global Government Bond Fund	33

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Non-U.S. Adviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by the Non-U.S. Advisers as the assets of the Fund grow. The Directors determined that the lack of breakpoints was appropriate and that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent of LMPFA and the Non-U.S. Advisers within the meaning of Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and the Non-U.S. Advisers, but would continue to closely monitor the performance of LMPFA and the Non-U.S. Advisers; that the fees to be paid to the Non-U.S. Advisers and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Non-U.S. Advisers and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

34	Western Asset Global Government Bond Fund

Western Asset

Global Government Bond Fund

Directors

William E. B. Siart

Chairman

Robert Abeles

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment advisers

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte Ltd.

Transfer agent

BNY Mellon Investment Servicing

(US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset Global Government Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Global Government Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Global Government Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013145 1/15 SR15-2401

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: January 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: January 23, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: January 23, 2015